UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 7, 2026

XTANT MEDICAL HOLDINGS, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-34951	20-5313323
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

664 Cruiser Lane Belgrade, Montana	59714
(Address of principal executive offices)	(Zip Code)

(406) 388-0480

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.000001 per share	XTNT	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

Xtant Medical Holdings, Inc. (the “Company”) held an Annual Meeting of Stockholders (the “Annual Meeting”) on August 7, 2026. As of the close of business on June 9, 2026, the record date for the Annual Meeting, there were 140,262,960 shares of the Company’s common stock, par value $0.000001 per share (the “Common Stock”), outstanding and entitled to vote at the Annual Meeting. Each share of Common Stock was entitled to one vote. Stockholders holding an aggregate of 104,456,998 shares of Common Stock entitled to vote at the Annual Meeting, representing 74.47% of the outstanding shares of Common Stock as of the record date, and which constituted a quorum thereof, were present in person or represented by proxy at the Annual Meeting.

At the Annual Meeting, the Company’s stockholders considered three proposals, each of which is described in more detail in the Company’s definitive proxy statement for the Annual Meeting as filed with the Securities and Exchange Commission on June 23, 2026 (the “2026 Proxy Statement”). The final results of such stockholder voting on each proposal brought before the Annual Meeting are set forth below:

Proposal One -	Election of Directors. The six nominees proposed by the Company’s Board of Directors were elected to serve as directors until the next annual meeting of stockholders and until their respective successors have been duly elected and qualified by the following final voting results:

	Votes For	Votes Withheld	Broker Non-Votes
John K. Bakewell	80,444,952	228,383	23,783,663
Jonn R. Beeson	79,698,307	975,028	23,783,663
Sean E. Browne	80,428,295	245,040	23,783,663
Abhinav Jain	80,335,481	337,854	23,783,663
Tyler P. Lipschultz	80,450,301	223,034	23,783,663
Stavros G. Vizirgianakis	79,590,709	1,082,626	23,783,663

Proposal Two -	Ratification of Appointment of Independent Registered Public Accounting Firm. The Company’s stockholders ratified the appointment of Grant Thornton LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2026 by the following final voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
104,245,812	30,112	181,074	0

Proposal Three -	Advisory Vote on Executive Compensation. The Company’s stockholders approved, on an advisory basis, the compensation of the Company’s executive officers named in the 2026 Proxy Statement by the following final voting results:

Votes For	Votes Against	Abstentions	Broker Non-Votes
79,416,901	1,030,090	226,344	23,783,663

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
104	The Cover Page from this Current Report on Form 8-K, Formatted in Inline XBRL (filed herewith)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XTANT MEDICAL HOLDINGS, INC.

By:	/s/ Scott Neils
Scott Neils
Chief Financial Officer

Date: August 7, 2026